UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): August 30, 2011
ION Geophysical Corporation
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12691 (Commission file number)	22-2286646 (I.R.S. Employer Identification No.)
2105 CityWest Blvd, Suite 400
Houston, Texas 77042-2839
(Address of principal executive offices, including Zip Code)
(281) 933-3339
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to 2004 Long-Term Incentive Plan to Eliminate Accelerated Vesting of Restricted Stock Upon Retirement
     On August 30, 2011, upon the recommendation and approval of the Compensation Committee and the Board of Directors, ION Geophysical Corporation (the “Company”) amended the Company’s Amended and Restated 2004 Long-Term Incentive Plan (the “Plan”) by deleting Section 7.6(c)(ii) of the Plan, which provided for the acceleration of vesting of restricted stock and restricted stock units under the Plan by reason of the “Retirement” of an employee-participant.
     Background. Under the Plan, the Compensation Committee is granted the authority to make grants of stock options, stock appreciation rights, restricted stock, restricted stock units and other equity-based awards to the Company’s employees, officers, directors and consultants. The Plan contains provisions regarding the acceleration of vesting of certain awards granted under the Plan upon the occurrence of certain events such as death, disability or change of control. The Plan also contains provisions regarding the acceleration of vesting of stock options, stock appreciation rights and certain other stock-based awards upon the Retirement of any employee who is the grantee of such awards. “Retirement” is defined in the Plan as the voluntary termination of employment from the Company that constitutes retirement for age on any date after the employee reaches age 65, or such other age as may be designated by the Compensation Committee in the employee’s award grant agreement. Section 7.6(c)(ii) of the Plan had provided that upon the termination of employment due to the “Retirement” of any employee holding unvested shares of restricted stock or restricted stock units under the Plan (a “participant”), the vesting of all outstanding unvested shares of restricted stock and restricted stock units would accelerate, and each such award would become fully vested on that date.
     Under the Internal Revenue Code of 1986 (the “Code”) and applicable Treasury regulations, awards of shares of restricted stock are generally subject to federal ordinary income tax at the date on which shares are no longer subject to a “substantial risk of forfeiture” (in most cases, the date on which the shares become vested under the terms of the award). The Company’s grants of restricted stock awards under the Plan have generally been “time-lapse” vesting awards. The amount of ordinary income recognized by a participant for federal income tax purposes is generally equal to the fair market value of the shares on the vesting date. This ordinary income generally is subject to withholding of federal income and employment taxes.
     Under the terms of the Plan, in order to satisfy the participant’s withholding tax obligations payable upon a vesting event, (i) the participant may pay cash, or (ii) the Company may reduce the number of shares of common stock deliverable under the Plan (i.e., “withholding” of a portion of the then-vested shares) by an amount that would have a fair market value equal to the amount of all federal, state or local taxes to be withheld.
     Under applicable Code and Treasury regulations, upon the date when the participant holding unvested shares of restricted stock reaches age 65, all unvested shares of restricted stock would no longer be subject to a “substantial risk of forfeiture,” regardless of whether the participant has actually retired on that date or whether his shares vest on that date under the terms of the Plan and the award. In this event, the participant would recognize ordinary compensation income with respect to those unvested shares on his 65th birthday and become liable for federal income and withholding taxes at that time. However, because the Plan provided that a vesting event would not occur until the employee had actually terminated his employment with the Company after age 65, if the employee elects to continue his employment past age 65, there would be no vesting event on his 65th birthday and the employee would be unable to have any otherwise-vested restricted shares available from which to satisfy his or her withholding tax liabilities.
     Plan Amendment. The recognition of ordinary compensation income for federal income tax purposes regarding unvested restricted stock under the Plan under such circumstances could create a potential hardship on an employee turning age 65. In addition, such a tax event could motivate a valuable employee to elect to retire prematurely at age 65 in order to align his tax recognition and share-vesting dates. Consequently, on August 30, 2011, the Company amended the Plan to delete Section 7.6(c)(ii) in its entirety. The amendment applies only to awards granted under the Plan after August 30, 2011 and does not apply to any outstanding award previously granted under the Plan on or before August 30, 2011. As a result of this amendment, future awards of restricted stock and restricted stock units under the Plan will no longer be subject to accelerated vesting upon termination of employment due to Retirement.
     The foregoing description of the amendment to the Plan is qualified in its entirety by reference to the copy of the amendment filed herewith as Exhibit 99.1.
Acceleration of Vesting of Restricted Stock Award
     Robert P. Peebler, Chief Executive Officer of the Company, will be 65 years of age on June 22, 2012. On that date, it is expected that Mr. Peebler will own 333,333 unvested shares of the Company’s restricted stock granted to him under the Plan in 2009 and 2010. Of that total number of shares, 33,333 shares of restricted stock are scheduled to vest on December 1, 2012, and the remaining 300,000 shares of restricted stock are scheduled to vest on the date that is the earliest of (i) June 1, 2013, (ii) Mr. Peebler’s retirement from the Company after reaching age 65, and (iii) the occurrence of certain other events as designated in his employment agreement.
     As described above, under the Code and applicable Treasury regulations, Mr. Peebler will recognize ordinary compensation income and will be subject to ordinary income tax regarding the 333,333 unvested shares of restricted stock he would own when he reaches age 65 on June 22, 2012, because those shares would no longer be subject to a “substantial risk of forfeiture” for federal income tax purposes. However, if Mr. Peebler does not terminate his employment by reason of his Retirement on that date, then these unvested shares will remain unvested pursuant to the Plan and will not vest until he terminates his employment, either by reason of his Retirement or otherwise, or due to any other vesting event under the terms of the Plan and the terms of his grants.
     As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 3, 2011, the Company announced, on August 3, 2011, an executive leadership transition plan that included Mr. Peebler becoming the Executive Chairman of the Board commencing in January 2012. The Company intends for Mr. Peebler to remain employed and to continue to serve as Executive Chairman through the end of 2012.

     The Compensation Committee reviewed the facts regarding the impact of the recognition of ordinary income regarding Mr. Peebler’s unvested shares of restricted stock and his turning 65, and concluded that it was in the best interests of the Company and its stockholders to take action to align the date that his unvested shares would no longer be subject to a risk of forfeiture and the date that vesting events under the Plan would occur, so long as the Committee’s action did not result in any adverse financial or accounting impact on the Company.
     The Company accounts for stock-based compensation in accordance with the requirements of ASC Topic 718, which requires all restricted stock awards to be expensed for financial accounting purposes. Generally, the expensing of restricted stock awards is amortized over the vesting period of the award. Because the Company had already fully amortized as of December 2010, the entire stock-based compensation expense related to Mr. Peebler’s unvested shares of restricted stock, the Compensation Committee concluded that the acceleration of vesting of Mr. Peebler’s unvested shares of restricted stock to occur on his 65th birthday on June 22, 2012, would not create any adverse financial or accounting impact on the Company. Section 1.3(d) of the Plan provides that the Compensation Committee may, in its discretion, accelerate the vesting of an award made under the Plan so long as such acceleration is either not adverse to the participant or consented to by the participant. Accordingly, the Compensation Committee approved the acceleration of vesting of Mr. Peebler’s 333,333 outstanding shares of unvested restricted stock, with such acceleration to be effective on June 22, 2012. The remaining terms of Mr. Peebler’s restricted stock awards, including the remaining acceleration-of-vesting provisions, have not changed.
Equity Compensation Grant
     As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on August 2, 2011, the Board of Directors of the Company promoted R. Brian Hanson, Executive Vice President and Chief Financial Officer, to President, Chief Operating Officer and Chief Financial Officer, effective on August 2, 2011. The Board also approved an executive leadership transition plan whereby, effective on January 1, 2012, Mr. Hanson will be appointed the President and Chief Executive Officer of the Company and will become a member of the Board of Directors of the Company.
     In connection with Mr. Hanson’s August 2, 2011 promotion, on September 1, 2011 the Company granted to Mr. Hanson under the Plan (i) nonqualified stock options to purchase 250,000 shares of the Company’s common stock and (ii) 42,000 shares of the Company’s restricted stock. The options granted will vest 25% each year over a four-year period on each anniversary date of the date of grant, and are exercisable at a price equal to $7.07 per share, which is the closing sales price per share of the Company’s common stock on the New York Stock Exchange on the last trading day immediately prior to the date of grant, in accordance with the terms of the Plan. The shares of restricted stock awarded to Mr. Hanson will vest in one-third increments each year, over a three-year period. Under the terms of the Plan, during the time that the restricted stock has not yet vested, holders of shares of restricted stock are nonetheless entitled to the same voting rights as all other holders of common stock.
     As described in the definitive proxy statement filed with the SEC with respect to the Company’s Annual Meeting of Stockholders held on May 27, 2011, the Company has adopted a policy that all awards of restricted stock and stock options to its employees and directors will be granted on one of four designated dates during the year: March 1, June 1, September 1 or December 1. Mr. Hanson’s equity awards were made on September 1, 2011 because September

1, 2011 was the first quarterly grant date occurring after his August 2, 2011 promotion.
Item 7.01. Regulation FD Disclosure
     Mr. Peebler and Mr. Hanson will be presenting at the Barclays Capital 2011 CEO Energy-Power Conference to be held in New York City, on September 8, 2011, commencing at approximately 8:25 a.m. Eastern Time. A copy of the presentation slides will be available in the “Investor Relations” section of the Company’s website at www.iongeo.com on the day of the presentation and will be archived there for approximately 90 days.
     The information contained in Item 7.01 of this report (i) is not to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the SEC under the Securities Act of 1933, as amended, or the Exchange Act.
     The presentations referenced in this report and any oral or written statements made in connection with the presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. These forward-looking statements may include statements concerning estimated revenues, expected timing of future revenues and growth rates, estimated gross margins and operating expenses for fiscal 2011 and other years, future sales and market growth, timing of product introduction and commercialization, and other statements that are not statements of historical fact. Actual results may vary materially from those described in the forward-looking statements. All forward-looking statements will reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include risks associated with the timing and development of the Company’s products and services and market acceptance of the Company’s new and revised product offerings; risks associated with economic downturns and volatile credit environments; risks associated with the performance of the Company’s INOVA Geophysical Equipment Limited joint venture; risks associated with the Company’s level of indebtedness and compliance with debt covenants, including compliance by its guarantors; risks of audit adjustments and other modifications to the Company’s financial statements not currently foreseen; risks associated with competitors’ product offerings and pricing pressures resulting therefrom; risks that sources of capital may not prove adequate; risks related to collection of receivables; risks associated with pending and future litigation; and risks related to technological and marketplace changes affecting the Company’s product line. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q.
Item 9.01. Financial Statements and Exhibits
(a) Financial statements of businesses acquired.
     Not applicable.
(b) Pro forma financial information.
     Not applicable.

(c) Shell company transactions.
     Not applicable.
(d) Exhibits.

Exhibit Number	Description
99.1	Amendment to Amended and Restated 2004 Long-Term Incentive Plan dated August 30, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 2, 2011	ION GEOPHYSICAL CORPORATION
	By:	/s/ DAVID L. ROLAND
David L. Roland
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

99.1	Amendment to Amended and Restated 2004 Long-Term Incentive Plan dated August 30, 2011.